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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report:   February 14, 1996

                       (date of earliest event reported)



                           REPUBLIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                        0-9787                     73-1105145
   -----------------              ----------------           -------------------
    (State or other               (Commission File            (I.R.S. Employer
     jurisdiction                      Number)               Identification No.)
   of incorporation)


                            200 East Las Olas Blvd.
                                   Suite 1400
                         Ft. Lauderdale, Florida 33301
               --------------------------------------------------
               (Address of principal executive offices)(Zip code)


                                 (305) 627-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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         With respect to each contract, agreement or other document referred to herein and filed with the Securities and Exchange Commisssion (the
"Commission") as an exhibit to this report, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.


ITEM 5.   OTHER EVENTS.

PROPOSED ACQUISITIONS.

         THE DENVER FIRE REPORTER & PROTECTIVE CO. AND GUARDIAN SECURITY SERVICES, INC. On February 15, 1996, Republic Industries, Inc., a Delaware corporation ("Republic"), RI/DFRP, Inc., and RI/GS Merger Corp., both newly-formed Colorado corporations and wholly-owned subsidiaries of Republic (collectively, the "Denver Merger Subs"), The Denver Fire Reporter & Protective Co., and Guardian Security Services, Inc., both Colorado corporations (collectively, the "Denver Alarm Companies"), and John Stewart Jackson, the shareholder of the Denver Alarm Companies, entered into a Merger Agreement (the "Denver Agreement"). The Denver Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference for all purposes.

         The Denver Agreement provides for the mergers of the Denver Merger Subs with and into the Denver Alarm Companies, resulting in the Denver Alarm Companies becoming wholly-owned subsidiaries of Republic (the "Denver Mergers"), on the terms set forth in the Denver Agreement. The Denver Mergers will be accounted for as pooling of interests business combinations. In exchange for all of the issued and outstanding shares of capital stock of the Denver Alarm Companies, John Stewart Jackson will be issued an aggregate of approximately 1.6 million shares of common stock, $0.01 par value, of Republic ("Republic Common Stock"). The terms and conditions of the Denver Agreement were determined by arm's-length negotiations between Republic and the Denver Alarm Companies. The shares of Republic Common Stock to be issued in the Denver Mergers will be restricted under the Securities Act of 1933 (the "Securities Act"), and will be registered under the Securities Act for resale by John Stewart Jackson as soon as permitted under the terms of the Denver Agreement.

         Closing of the transactions contemplated under the Denver Agreement is subject to satisfying customary closing conditions and obtaining certain regulatory approvals, including expiration or early termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR Act"). The transactions contemplated by the Denver Agreement will close promptly when all conditions are satisfied or waived, which is expected to occur by February 27, 1996, and under the Denver





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Agreement the closing of the Denver Mergers can occur no later than March 1,
1996, unless the parties otherwise agree.

         The Denver Alarm Companies provide installation, monitoring and maintenance services to approximately 27,000 residential and commercial accounts in Denver, Fort Collins, Boulder, Colorado Springs, and Pueblo, Colorado. The Denver Alarm Companies will continue to employ John Stewart Jackson and other officers and key employees after the closing of the Denver Mergers, and these individuals will be eligible to receive option grants from time to time under Republic's employee stock option plans.


         INCENDERE, INC., AREA CONTAINER SERVICES, INC., AND SMITHTON SANITATION SERVICE, INC. On February 14, 1996, Republic, RI/Area, Inc., a Virginia corporation, and RI/Smith, Inc., a North Carolina corporation, and both wholly-owned subsidiaries of Republic (collectively, the "Schaubach Merger Subs"), Incendere, Inc., a Virginia corporation, Area Container Services, Inc., a Virginia corporation, and Smithton Sanitation Service, Inc., a North Carolina corporation (collectively, the "Schaubach Companies"), and Dwight C. Schaubach, James D. Schaubach, Emmett K. Moore, Charles F. Moore, and R.D. Cuthrell, who are all of shareholders of the Schaubach Companies, entered into a Reorganization Agreement (the "Schaubach Agreement"). The Schaubach Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference for all purposes.

         The Schaubach Agreement provides for the mergers of the Schaubach Merger Subs with and into Area Container Services, Inc. and Smithton Sanitation Service, Inc., and provides for a share exchange between Republic and Dwight C. Schaubach with respect to Incendere, Inc., resulting in the Schaubach Companies becoming wholly-owned subsidiaries of Republic (the "Schaubach Transactions"), on the terms set forth in the Schaubach Agreement. The Schaubach Transactions will be accounted for as pooling of interests business combinations. In exchange for all of the issued and outstanding shares of capital stock of the Schaubach Companies, Dwight C. Schaubach and the other shareholders of the Schaubach Companies will be issued an aggregate of approximately 1.3 million shares of Republic Common Stock. The terms and conditions of the Schaubach Agreement were determined by arm's-length negotiations between Republic and the Schaubach Companies. The shares of Republic Common Stock to be issued in the Schaubach Transactions will be restricted under the Securities Act, and will be registered under the Securities Act for resale by Dwight C. Schaubach and the other shareholders of the Schaubach Companies as soon as permitted under the terms of the Schaubach Agreement.

         Closing of the transactions contemplated under the Schaubach Agreement is subject to satisfying customary closing conditions





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and obtaining certain regulatory approvals, including expiration or early termination of applicable waiting periods under the HSR Act. The transactions contemplated by the Schaubach Agreement will close promptly when all conditions are satisfied or waived, which is expected to occur by March 1, 1996, and under the Schaubach Agreement the closing of the Schaubach Transactions can occur no later than May 31, 1996, unless the parties otherwise agree.

         The Schaubach Companies provide solid waste collection and recycling services to more than 11,000 residential, commercial and industrial customers in southeastern Virginia and eastern North Carolina, and provide transportation of medical waste throughout the Mid-Atlantic states for more than 7,000 customers. The Schaubach Companies will continue to employ Dwight C. Schaubach and other officers and key employees after the closing of the Schaubach Transactions, and these individuals will be eligible to receive option grants from time to time under Republic's employee stock option plans.


ITEM 7.          FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable at this time. Financial statements for each of the Denver Alarm Companies and/or the Schaubach Companies will be filed after the closing of each such acquisition.

(b)              PRO FORMA FINANCIAL INFORMATION.  Not applicable at this time.
                 Pro Forma Financial Information, if required, for the acquisitions of the Denver Alarm Companies and/or the Schaubach Companies, will be filed after the closing of such acquisitions.

(c)              EXHIBITS.  The Exhibits to this Report are listed in the
                 Exhibit Index set forth elsewhere herein.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       REPUBLIC INDUSTRIES, INC.



Date:  February 22, 1996               By:  /s/ Gregory K. Fairbanks
                                          --------------------------------------
                                          Gregory K. Fairbanks,
                                          Chief Financial Officer and
                                          Executive Vice President





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                               INDEX TO EXHIBITS


Exhibit
Number           Exhibit
-------          -------
2.1              Merger Agreement dated as of February 15, 1996 by and among
                 Republic Industries, Inc., a Delaware corporation; RI/DFRP,
                 Inc., a Colorado corporation; RI/GS Merger Corp., a Colorado corporation; The Denver Fire Reporter & Protective Co., a
                 Colorado corporation; Guardian Security Services, Inc., a
                 Colorado corporation; and John Stewart Jackson, a Colorado resident.

2.2 Reorganization Agreement dated as of February 14, 1996 by and among Republic Industries, Inc., a Delaware corporation;
                 RI/AREA, INC., a Virginia corporation; RI/SMITH, INC., a North
                 Carolina corporation; INCENDERE, INC., a Virginia corporation,
                 AREA CONTAINER SERVICES, INC., a Virginia corporation,
                 SMITHTON SANITATION SERVICE, INC., a North Carolina corporation; and Dwight C. Schaubach, James D. Schaubach,
                 Emmett K. Moore, Charles F. Moore and R.D. Cuthrell, each a resident of Virginia or North Carolina.






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